JNL SERIES TRUST and JNL INVESTORS SERIES TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS – MARCH 15, 2021

The undersigned shareholder hereby appoints Kelly L. Crosser and Susan S. Rhee as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote the shares which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of JNL Series Trust and JNL Investors Series Trust, each a Massachusetts business trust (each of the foregoing trusts is hereinafter referred to as a “Trust”), will be held at the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951 on March 15, 2021 at 9:00 a.m., Eastern Time (the “Meeting”), to consider and act upon the proposals listed on the reverse side and to transact such other business as may properly come before the Meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting. All terms not otherwise defined in this proxy card shall have the same meaning as ascribed in the Joint Proxy Statement.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Joint Special Meeting of Shareholders on March 15, 2021.

The Joint Proxy Statement for this Meeting is available at:

https://www.proxy-direct.com/jac-31805

JAC_31805_120720

FUNDS	FUNDS	FUNDS
Fund1	Fund2	Fund3
Fund4	Fund5	Fund6
Fund7	Fund8	Fund9
Fund10	Fund11	Fund12
Fund13	Fund14	Fund15
Fund16	Fund17	Fund18
Fund19	Fund20	Fund21
Fund22	Fund23	Fund24
Fund25	Fund26	Fund27
Fund28

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Proxy Card and return it in the postage-paid envelope.	VOTE IN PERSON Attend Shareholder Meeting 1 Corporate Way, Lansing, MI 48951 on March 15, 2021

Xxxxxxxxxxxxxx

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE
Proposals

1.	To approve new investment advisory agreements for each Fund listed on Appendix A with JNAM prompted by the IPO or the Demerger (the Demerger being a Change of Control Event).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Fund1	☐	☐	☐	02 Fund2	☐	☐	☐
03 Fund3	☐	☐	☐	04 Fund4	☐	☐	☐
05 Fund5	☐	☐	☐	06 Fund6	☐	☐	☐
07 Fund7	☐	☐	☐	08 Fund8	☐	☐	☐
09 Fund9	☐	☐	☐	10 Fund10	☐	☐	☐
11 Fund11	☐	☐	☐	12 Fund12	☐	☐	☐
13 Fund13	☐	☐	☐	14 Fund14	☐	☐	☐
15 Fund15	☐	☐	☐	16 Fund16	☐	☐	☐
17 Fund17	☐	☐	☐	18 Fund18	☐	☐	☐
19 Fund19	☐	☐	☐	20 Fund20	☐	☐	☐
21 Fund21	☐	☐	☐	22 Fund22	☐	☐	☐
23 Fund23	☐	☐	☐	24 Fund24	☐	☐	☐
25 Fund25	☐	☐	☐	26 Fund26	☐	☐	☐
27 Fund27	☐	☐	☐	28 Fund28	☐	☐	☐

2.	To approve new investment advisory agreements for each Fund listed on Appendix A with JNAM, under certain circumstances in connection with the IPO only, any future advisory agreements prompted by Change of Control Events that occur as part of the IPO (but not the Demerger).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Fund1	☐	☐	☐	02 Fund2	☐	☐	☐
03 Fund3	☐	☐	☐	04 Fund4	☐	☐	☐
05 Fund5	☐	☐	☐	06 Fund6	☐	☐	☐
07 Fund7	☐	☐	☐	08 Fund8	☐	☐	☐
09 Fund9	☐	☐	☐	10 Fund10	☐	☐	☐
11 Fund11	☐	☐	☐	12 Fund12	☐	☐	☐
13 Fund13	☐	☐	☐	14 Fund14	☐	☐	☐
15 Fund15	☐	☐	☐	16 Fund16	☐	☐	☐
17 Fund17	☐	☐	☐	18 Fund18	☐	☐	☐
19 Fund19	☐	☐	☐	20 Fund20	☐	☐	☐
21 Fund21	☐	☐	☐	22 Fund22	☐	☐	☐
23 Fund23	☐	☐	☐	24 Fund24	☐	☐	☐
25 Fund25	☐	☐	☐	26 Fund26	☐	☐	☐
27 Fund27	☐	☐	☐	28 Fund28	☐	☐	☐

3 . To approve new investment sub-advisory agreements between JNAM and each of the respective sub-advisers listed on Appendix B and, as applicable, new investment sub-sub-advisory agreements between each of the respective sub-advisers and sub-sub-advisers listed on Appendix B, prompted by the IPO or the Demerger (the Demerger being a Change of Control Event).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Fund1	☐	☐	☐	02 Fund2	☐	☐	☐
03 Fund3	☐	☐	☐	04 Fund4	☐	☐	☐
05 Fund5	☐	☐	☐	06 Fund6	☐	☐	☐
07 Fund7	☐	☐	☐	08 Fund8	☐	☐	☐
09 Fund9	☐	☐	☐	10 Fund10	☐	☐	☐
11 Fund11	☐	☐	☐	12 Fund12	☐	☐	☐
13 Fund13	☐	☐	☐	14 Fund14	☐	☐	☐
15 Fund15	☐	☐	☐	16 Fund16	☐	☐	☐
17 Fund17	☐	☐	☐	18 Fund18	☐	☐	☐
19 Fund19	☐	☐	☐	20 Fund20	☐	☐	☐
21 Fund21	☐	☐	☐	22 Fund22	☐	☐	☐
23 Fund23	☐	☐	☐	24 Fund24	☐	☐	☐
25 Fund25	☐	☐	☐	26 Fund26	☐	☐	☐
27 Fund27	☐	☐	☐	28 Fund28	☐	☐	☐

4.	To approve new investment sub-advisory agreements between JNAM and each of the respective sub-advisers listed on Appendix B and, as applicable, new investment sub-sub-advisory agreements between each of the respective sub-advisers and sub-sub-advisers listed on Appendix B, under certain circumstances in connection with the IPO only, any future sub-advisory and sub-sub-advisory agreements prompted by Change of Control Events that occur as part of the IPO (but not the Demerger).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Fund1	☐	☐	☐	02 Fund2	☐	☐	☐
03 Fund3	☐	☐	☐	04 Fund4	☐	☐	☐
05 Fund5	☐	☐	☐	06 Fund6	☐	☐	☐
07 Fund7	☐	☐	☐	08 Fund8	☐	☐	☐
09 Fund9	☐	☐	☐	10 Fund10	☐	☐	☐
11 Fund11	☐	☐	☐	12 Fund12	☐	☐	☐
13 Fund13	☐	☐	☐	14 Fund14	☐	☐	☐
15 Fund15	☐	☐	☐	16 Fund16	☐	☐	☐

17 Fund17	☐	☐	☐	18 Fund18	☐	☐	☐
19 Fund19	☐	☐	☐	20 Fund20	☐	☐	☐
21 Fund21	☐	☐	☐	22 Fund22	☐	☐	☐
23 Fund23	☐	☐	☐	24 Fund24	☐	☐	☐
25 Fund25	☐	☐	☐	26 Fund26	☐	☐	☐
27 Fund27	☐	☐	☐	28 Fund28	☐	☐	☐

5 . To approve new distribution agreements with JNLD for each Fund that is a series of the Trusts, prompted by the IPO or the Demerger (the Demerger being a Change of Control Event).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Fund1	☐	☐	☐	02 Fund2	☐	☐	☐
03 Fund3	☐	☐	☐	04 Fund4	☐	☐	☐
05 Fund5	☐	☐	☐	06 Fund6	☐	☐	☐
07 Fund7	☐	☐	☐	08 Fund8	☐	☐	☐
09 Fund9	☐	☐	☐	10 Fund10	☐	☐	☐
11 Fund11	☐	☐	☐	12 Fund12	☐	☐	☐
13 Fund13	☐	☐	☐	14 Fund14	☐	☐	☐
15 Fund15	☐	☐	☐	16 Fund16	☐	☐	☐
17 Fund17	☐	☐	☐	18 Fund18	☐	☐	☐
19 Fund19	☐	☐	☐	20 Fund20	☐	☐	☐
21 Fund21	☐	☐	☐	22 Fund22	☐	☐	☐
23 Fund23	☐	☐	☐	24 Fund24	☐	☐	☐
25 Fund25	☐	☐	☐	26 Fund26	☐	☐	☐
27 Fund27	☐	☐	☐	28 Fund28	☐	☐	☐

6.	To approve new distribution agreements with JNLD for each Fund that is a series of the Trusts, under certain circumstances in connection with the IPO only, any future distribution agreements prompted by Change of Control Events that occur as part of the IPO (but not the Demerger).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Fund1	☐	☐	☐	02 Fund2	☐	☐	☐
03 Fund3	☐	☐	☐	04 Fund4	☐	☐	☐
05 Fund5	☐	☐	☐	06 Fund6	☐	☐	☐
07 Fund7	☐	☐	☐	08 Fund8	☐	☐	☐
09 Fund9	☐	☐	☐	10 Fund10	☐	☐	☐
11 Fund11	☐	☐	☐	12 Fund12	☐	☐	☐
13 Fund13	☐	☐	☐	14 Fund14	☐	☐	☐
15 Fund15	☐	☐	☐	16 Fund16	☐	☐	☐
17 Fund17	☐	☐	☐	18 Fund18	☐	☐	☐
19 Fund19	☐	☐	☐	20 Fund20	☐	☐	☐
21 Fund21	☐	☐	☐	22 Fund22	☐	☐	☐
23 Fund23	☐	☐	☐	24 Fund24	☐	☐	☐
25 Fund25	☐	☐	☐	26 Fund26	☐	☐	☐
27 Fund27	☐	☐	☐	28 Fund28	☐	☐	☐

Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box

Scanner bar code

xxxxxxxxxxxxxx	JAC 1 31805	M	xxxxxxxx

JNL SERIES TRUST and JNL INVESTORS SERIES TRUST

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY

AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS - MARCH 15, 2021

[INSURANCE COMPANY NAME DROP-IN]

The undersigned contract owner hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the series of JNL Series Trust and JNL Investors Series Trust (each a "Trust "and each separate series thereof, a "Fund"), attributable to his or her variable annuity contract or variable life insurance contract ("Variable Contract") at the Joint Special Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, 48951, on March 15, 2021 at 9:00 a.m. Eastern Time (the "Meeting"), to consider and act upon the proposals listed on the reverse side and to transact such other business as may properly come before the Meeting or any adjournments thereof. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement relating to the Meeting. All terms not otherwise defined in this voting instruction card shall have the same meaning as ascribed in the Joint Proxy Statement.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. If you fail to return this voting instruction card, depending on the separate account, the Company will either not vote all shares attributable to the account value, or will vote all shares attributable to the account value in proportion to all voting instructions for the Fund(s) actually received from contract holders in the separate account. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the Meeting.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Joint Special Meeting of Shareholders on March 15, 2021.

The Joint Proxy Statement for this Meeting is available at:

https://www.proxy-direct.com/jac-31805

JAC_31805_120720_VI

FUNDS	FUNDS	FUNDS
Fund1	Fund2	Fund3
Fund4	Fund5	Fund6
Fund7	Fund8	Fund9
Fund10	Fund11	Fund12
Fund13	Fund14	Fund15
Fund16	Fund17	Fund18
Fund19	Fund20	Fund21
Fund22	Fund23	Fund24
Fund25	Fund26	Fund27
Fund28

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return it in the postage-paid envelope.	VOTE IN PERSON Attend Shareholder Meeting 1 Corporate Way, Lansing, MI 48951 on March 15, 2021

Xxxxxxxxxxxxxx

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE
Proposals

1.	To approve new investment advisory agreements for each Fund listed on Appendix A with JNAM prompted by the IPO or the Demerger (the Demerger being a Change of Control Event).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Fund1	☐	☐	☐	02 Fund2	☐	☐	☐
03 Fund3	☐	☐	☐	04 Fund4	☐	☐	☐
05 Fund5	☐	☐	☐	06 Fund6	☐	☐	☐
07 Fund7	☐	☐	☐	08 Fund8	☐	☐	☐
09 Fund9	☐	☐	☐	10 Fund10	☐	☐	☐
11 Fund11	☐	☐	☐	12 Fund12	☐	☐	☐
13 Fund13	☐	☐	☐	14 Fund14	☐	☐	☐
15 Fund15	☐	☐	☐	16 Fund16	☐	☐	☐
17 Fund17	☐	☐	☐	18 Fund18	☐	☐	☐
19 Fund19	☐	☐	☐	20 Fund20	☐	☐	☐
21 Fund21	☐	☐	☐	22 Fund22	☐	☐	☐
23 Fund23	☐	☐	☐	24 Fund24	☐	☐	☐
25 Fund25	☐	☐	☐	26 Fund26	☐	☐	☐
27 Fund27	☐	☐	☐	28 Fund28	☐	☐	☐

2.	To approve new investment advisory agreements for each Fund listed on Appendix A with JNAM, under certain circumstances in connection with the IPO only, any future advisory agreements prompted by Change of Control Events that occur as part of the IPO (but not the Demerger).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Fund1	☐	☐	☐	02 Fund2	☐	☐	☐
03 Fund3	☐	☐	☐	04 Fund4	☐	☐	☐
05 Fund5	☐	☐	☐	06 Fund6	☐	☐	☐
07 Fund7	☐	☐	☐	08 Fund8	☐	☐	☐
09 Fund9	☐	☐	☐	10 Fund10	☐	☐	☐
11 Fund11	☐	☐	☐	12 Fund12	☐	☐	☐
13 Fund13	☐	☐	☐	14 Fund14	☐	☐	☐
15 Fund15	☐	☐	☐	16 Fund16	☐	☐	☐
17 Fund17	☐	☐	☐	18 Fund18	☐	☐	☐
19 Fund19	☐	☐	☐	20 Fund20	☐	☐	☐
21 Fund21	☐	☐	☐	22 Fund22	☐	☐	☐
23 Fund23	☐	☐	☐	24 Fund24	☐	☐	☐
25 Fund25	☐	☐	☐	26 Fund26	☐	☐	☐
27 Fund27	☐	☐	☐	28 Fund28	☐	☐	☐

3 .	To approve new investment sub-advisory agreements between JNAM and each of the respective sub-advisers listed on Appendix B and, as applicable, new investment sub-sub-advisory agreements between each of the respective sub-advisers and sub-sub-advisers listed on Appendix B, prompted by the IPO or the Demerger (the Demerger being a Change of Control Event).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Fund1	☐	☐	☐	02 Fund2	☐	☐	☐
03 Fund3	☐	☐	☐	04 Fund4	☐	☐	☐
05 Fund5	☐	☐	☐	06 Fund6	☐	☐	☐
07 Fund7	☐	☐	☐	08 Fund8	☐	☐	☐
09 Fund9	☐	☐	☐	10 Fund10	☐	☐	☐
11 Fund11	☐	☐	☐	12 Fund12	☐	☐	☐
13 Fund13	☐	☐	☐	14 Fund14	☐	☐	☐
15 Fund15	☐	☐	☐	16 Fund16	☐	☐	☐
17 Fund17	☐	☐	☐	18 Fund18	☐	☐	☐
19 Fund19	☐	☐	☐	20 Fund20	☐	☐	☐
21 Fund21	☐	☐	☐	22 Fund22	☐	☐	☐
23 Fund23	☐	☐	☐	24 Fund24	☐	☐	☐
25 Fund25	☐	☐	☐	26 Fund26	☐	☐	☐
27 Fund27	☐	☐	☐	28 Fund28	☐	☐	☐

4.	To approve new investment sub-advisory agreements between JNAM and each of the respective sub-advisers listed on Appendix B and, as applicable, new investment sub-sub-advisory agreements between each of the respective sub-advisers and sub-sub-advisers listed on Appendix B, under certain circumstances in connection with the IPO only, any future sub-advisory and sub-sub-advisory agreements prompted by Change of Control Events that occur as part of the IPO (but not the Demerger).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Fund1	☐	☐	☐	02 Fund2	☐	☐	☐
03 Fund3	☐	☐	☐	04 Fund4	☐	☐	☐
05 Fund5	☐	☐	☐	06 Fund6	☐	☐	☐
07 Fund7	☐	☐	☐	08 Fund8	☐	☐	☐
09 Fund9	☐	☐	☐	10 Fund10	☐	☐	☐
11 Fund11	☐	☐	☐	12 Fund12	☐	☐	☐
13 Fund13	☐	☐	☐	14 Fund14	☐	☐	☐
15 Fund15	☐	☐	☐	16 Fund16	☐	☐	☐

17 Fund17	☐	☐	☐	18 Fund18	☐	☐	☐
19 Fund19	☐	☐	☐	20 Fund20	☐	☐	☐
21 Fund21	☐	☐	☐	22 Fund22	☐	☐	☐
23 Fund23	☐	☐	☐	24 Fund24	☐	☐	☐
25 Fund25	☐	☐	☐	26 Fund26	☐	☐	☐
27 Fund27	☐	☐	☐	28 Fund28	☐	☐	☐

5 .	To approve new distribution agreements with JNLD for each Fund that is a series of the Trusts, prompted by the IPO or the Demerger (the Demerger being a Change of Control Event).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Fund1	☐	☐	☐	02 Fund2	☐	☐	☐
03 Fund3	☐	☐	☐	04 Fund4	☐	☐	☐
05 Fund5	☐	☐	☐	06 Fund6	☐	☐	☐
07 Fund7	☐	☐	☐	08 Fund8	☐	☐	☐
09 Fund9	☐	☐	☐	10 Fund10	☐	☐	☐
11 Fund11	☐	☐	☐	12 Fund12	☐	☐	☐
13 Fund13	☐	☐	☐	14 Fund14	☐	☐	☐
15 Fund15	☐	☐	☐	16 Fund16	☐	☐	☐
17 Fund17	☐	☐	☐	18 Fund18	☐	☐	☐
19 Fund19	☐	☐	☐	20 Fund20	☐	☐	☐
21 Fund21	☐	☐	☐	22 Fund22	☐	☐	☐
23 Fund23	☐	☐	☐	24 Fund24	☐	☐	☐
25 Fund25	☐	☐	☐	26 Fund26	☐	☐	☐
27 Fund27	☐	☐	☐	28 Fund28	☐	☐	☐

6.	To approve new distribution agreements with JNLD for each Fund that is a series of the Trusts, under certain circumstances in connection with the IPO only, any future distribution agreements prompted by Change of Control Events that occur as part of the IPO (but not the Demerger).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Fund1	☐	☐	☐	02 Fund2	☐	☐	☐
03 Fund3	☐	☐	☐	04 Fund4	☐	☐	☐
05 Fund5	☐	☐	☐	06 Fund6	☐	☐	☐
07 Fund7	☐	☐	☐	08 Fund8	☐	☐	☐
09 Fund9	☐	☐	☐	10 Fund10	☐	☐	☐
11 Fund11	☐	☐	☐	12 Fund12	☐	☐	☐
13 Fund13	☐	☐	☐	14 Fund14	☐	☐	☐
15 Fund15	☐	☐	☐	16 Fund16	☐	☐	☐
17 Fund17	☐	☐	☐	18 Fund18	☐	☐	☐
19 Fund19	☐	☐	☐	20 Fund20	☐	☐	☐
21 Fund21	☐	☐	☐	22 Fund22	☐	☐	☐
23 Fund23	☐	☐	☐	24 Fund24	☐	☐	☐
25 Fund25	☐	☐	☐	26 Fund26	☐	☐	☐
27 Fund27	☐	☐	☐	28 Fund28	☐	☐	☐

Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

Scanner bar code

xxxxxxxxxxxxxx	JAC 2 31805	M	xxxxxxxx